File Nos. 33-44227
811-06489

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. Post-Effective Amendment No. 19	[_] [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 19	[X]

(Check appropriate box or boxes.)

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York      10166
(Address of Principal Executive Offices)     (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

Copy To:
David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

It is proposed that this filing will become effective (check appropriate box)

X	on May 1, 2004 pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

on     (DATE)     pursuant to paragraph (a)(1)

75 days after filing pursuant to paragraph (a)(2)

on     (DATE)     pursuant to paragraph (a)(2) of Rule 485

immediately upon filing pursuant to paragraph (b)

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Dreyfus Florida Intermediate Municipal Bond Fund
Seeks current income that is exempt from federal income tax

PROSPECTUS May 1, 2004

You, Your Advisor and
DREYFUS [LOGO]
A Mellon Financial Company

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

The Fund

Goal/Approach Main Risks Past Performance Expenses Management Financial Highlights Your Investment	1 2 3 4 5 7

Account Policies Distributions and Taxes Services for Fund Investors Instructions for Regular Accounts For More Information	8 11 12 13

See back cover.

Dreyfus Florida Intermediate Municipal Bond Fund
                                                   Ticker Symbol: DFLIX

The Fund

[ICON]     GOAL/APPROACH

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds issued by the state of Florida, its political subdivisions, authorities and corporations, that provide income exempt from federal income tax and which enable the fund's shares to be exempt from the Florida intangible personal property tax. The fund generally maintains a dollar-weighted average portfolio maturity between three and ten years. While the fund generally intends to invest only in securities rated investment grade or the unrated equivalent as determined by Dreyfus, it does have the ability to invest up to 20% of its net assets in bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus.

The portfolio manager may buy and sell bonds based on credit quality, financial outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently high current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

Municipal bonds are typically of two types:

•	general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

•	revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Although the fund seeks to provide income exempt from federal income tax and the Florida intangible personal property tax, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable bonds and/or municipal bonds that pay income exempt only from federal personal income tax.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

[Side Bar]

Concepts to understand

Dollar-weighted average maturity: an average of the stated maturities of the bonds held by the fund, based on their dollar-weighted proportions in the fund.

Investment grade bonds: independent rating organizations analyze and evaluate a bond issuer's, and/or any credit enhancer's, credit profile and ability to repay debts. Based on their assessment, these rating organizations assign letter grades that reflect the issuer's, and/or any credit enhancer's, creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

[ICON]     MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means you could lose money.

•	Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the fund’s effective maturity and duration, the more its share price is likely to react to interest rates.

•	Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield.

•	Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price. Although the fund invests principally in investment grade bonds, it may invest to a limited extent in high yield ("junk") bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•	Liquidity risk. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically.

•	State-specific risk. The fund is subject to the risk that Florida’s economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

•	Market sector risk. The fund may overweight or underweight certain industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those sectors.

•	Derivatives risk. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to indexes and interest rates), swaps, and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund’s other investments.

•	Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

[Side Bar]

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities or money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

[ICON]     PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total returns to those of the Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index, each a broad measure of unmanaged, non-Florida specific municipal bond performance. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)

-4.92	13.98	3.35	6.35	4.98	-1.16	7.58	4.37	8.75	4.00

94	95	96	97	98	99	00	01	02	03

Best Quarter: Worst Quarter:	Q1'95 Q1'94	+5.92% -4.69%

The fund's year-to-date total return as of 3/31/04 was 1.18%.

Average annual total returns as of 12/31/03

                                    1 Year         5 Years           10 Years
----------------------------------------------     ---------         --------
Fund
returns before taxes                 4.00%           4.65%             4.61%

Fund
returns after taxes
on distributions                     3.93%           4.59%             4.56%

Fund
returns after taxes
on distributions and
sale of fund shares                  3.96%           4.57%             4.56%

Lehman Brothers
7-Year Municipal
Bond Index
reflects no deduction for
fees, expenses or taxes             5.45%           5.92%             5.85%

[Side Bar]

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]     EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets,so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table

Shareholder transaction fees
% of transaction amount
Maximum redemption fee
charged only when selling shares you
have owned for less than 30 days

Annual fund operating expenses
% of average daily net assets
Management fees
Shareholder services fee
Other expenses

Total	1.00% 0.60% 0.07% 0.12% 0.79%

Expense example

1 Year             3 Years          5 Years      10 Years
---------------------------------------------------------------
 $ 81              $ 252             $ 439       $ 978

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in prospectuses: $10,000 initial investment, 5% their total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Shareholder services fee: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

[ICON]     MANAGEMENT

The fund's investment adviser is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $166 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.60% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

On March 30, 2004, Mellon Bank, N.A., a wholly owned subsidiary of Mellon Financial and the then-current parent company of Dreyfus, transferred its entire interest in Dreyfus, including Dreyfus Service Corporation (the fund's distributor) and all of Dreyfus' other direct and indirect subsidiaries, to Mellon Financial. The reorganization did not result in a change in the control or management of Dreyfus under the Investment Advisers Act of 1940,as amended, or the Investment Company Act of 1940, as amended (the 1940 Act); Dreyfus merely became a direct, rather than indirect, wholly owned subsidiary of Mellon Financial. The reorganization was part of a larger reorganization of Mellon Financial that is expected to increase organizational synergies and create a more efficient capital structure throughout the organization.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Scott Sprauer has been the fund's primary portfolio manager since November 2001. Mr. Sprauer joined Dreyfus in October 1998.

The fund, Dreyfus and Dreyfus Service Corporation have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the respective code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the Investment Advisers), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus' ability to perform its contract with the Dreyfus funds.

[ICON]      FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period,assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                                                       Year Ended December 31,
                                                               2003          2002     20011       2000       1999
----------------------------------------------------------------------     ---------  -------   --------    ------
Per-Share Data ($):
Net asset value, beginning of period                           13.64         13.15    13.21       12.85     13.59
Investment operations:  Investment income -- net                 .492          .532     .582        .59       .59
                        Net realized and unrealized gain
                        (loss) on investments                    .04           .60     (.01)        .36      (.74)
Total from investment operations                                 .53          1.13      .57         .95      (.15)
Distributions:  Dividends from investment income -- net         (.49)         (.53)    (.58)       (.59)     (.59)
                Dividends from net realized gain on investments (.05)         (.11)    (.05)         --      (.00)3
Total distributions                                             (.54)         (.64)    (.63)       (.59)     (.59)
Net asset value, end of period                                 13.63         13.64    13.15       13.21     12.85
Total Return (%)                                                4.00          8.75     4.37        7.58     (1.16)
----------------------------------------------------------------------     ---------  -------   --------    ------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                          .79           .80      .78         .81       .81
Ratio of net investment income to average net assets            3.64          3.96     4.33        4.59      4.42
Portfolio turnover rate                                        20.68         33.26    22.97       11.45     10.61
----------------------------------------------------------------------     ---------  -------   --------    ------
Net assets, end of period ($ x 1,000)                        241,153       254,810  255,114     261,174   287,162

1As required effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. There was no effect of this change for the period ended December 31, 2001 and the ratios were not affected by this change. Per-share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Amount represents less than $.01 per share.

Your Investment

[ICON]     ACCOUNT POLICIES

Buying shares

You pay no sales charges to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business.

Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

[Side Bar]

Concepts to understand

Net asset value (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its nets assets by the number of existing shares. When calculating its NAV, the fund's investments generally are valued by an independent pricing service approved by the fund's board.

Minimum investments

Initial	Additional

Regular accounts Dreyfus automatic investment plans	$2,500 $100	$100; $500 for Dreyfus TeleTransfer investments $100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. In addition, such third parties may receive payments from Dreyfus in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your financial institution for further information.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity.Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

•	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

•	the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

If you are selling or exchanging shares you have owned for less than 30 days, the fund may deduct a 1% redemption fee (not charged on shares sold through the Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment).

Limitations on selling shares by phone or online through Dreyfus.com

Proceeds sent by	Minimum phone/online	Maximum phone/online

Check* Wire Dreyfus TeleTransfer	no minimum $1,000 $500	$250,000 per day $500,000 for joint accounts every 30 days/ $20,000 per day $500,000 for joint accounts every 30 days/ $20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.

[Side Bar]

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

Excessive trading, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading, short-term market timing or other abusive trading practices. Multiple accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive trading, short-term market timing or other abusive trading practices. Transactions placed by suspected excessive traders may not be deemed accepted by the fund and may be cancelled or revoked by the fund on the next business day following receipt by the fund or its transfer agent. While the fund will take reasonable steps to prevent trading practices deemed to be harmful to the fund, it may not be able to identify such trading conducted through certain financial intermediaries or omnibus accounts.

The fund also reserves the right to:

•	refuse any purchase or exchange request

•	change or discontinue its exchange privilege or temporarily suspend the privilege during unusual market conditions

•	change its minimum investment amounts

•	delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

•	"redeem in kind," or make payments in securities rather than cash, if the amount you are redeeming is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

[Side Bar]

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

[ICON]     DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and Florida intangible personal property taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For Florida intangible personal property tax purposes, distributions derived from interest on municipal securities of Florida issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from such tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Florida intangible personal property tax.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below.With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application or by calling 1-800-645-6561.

For investing

Dreyfus Automatic Asset Builder®	For making automatic investments from a designated bank account.

Dreyfus Payroll Savings Plan	For making automatic investments through a payroll deduction.

Dreyfus Government Direct Deposit Privilege	For making automatic investments from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep	For automatically reinvesting the dividends and distributions from one Dreyfus fund into another (not available for IRAs).

For exchanging shares

Dreyfus Auto- Exchange Privilege	For making regular exchanges from one Dreyfus fund into another.

For selling shares

Dreyfus Automatic Withdrawal Plan	For making regular withdrawals from most Dreyfus funds.

Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial advisors can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

Checkwriting privilege

You may write redemption checks against your account in amounts of $500 or more. These checks are free; however, a fee may be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

You can exchange shares worth $500 or more from one Dreyfus fund into another.You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing.Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds,get price and yield information and much more — when it's convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT

[ICON]     In Writing

Complete the application.

Mail your application and a check to:
The Dreyfus Family of Funds
P.O. Box 55299, Boston, MA 02205-8553

[ICON]     By Telephone

Wire: Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:

•     ABA #021000018
•     DDA #8900202920
•     the fund name
•     your account number
•     name(s) of investor(s)

Return your application with the account number on the application.

[ICON]     Online: (www.dreyfus.com)

[ICON]     Automatically:

With an initial investment:indicate on your application which automatic service(s) you want. return your application with your invesment.

Without any initial investment: Check the Dreyfus Step Program option on your application. Return your application then complete the additional materials when they are sent to you.

TO ADD TO AN ACCOUNT

[ICON]     In Writing

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105, Newark, NJ 07101-0105

[ICON]     By Telephone

Wire Have your bank send your investment to The Bank of New York with these instructions:
•     ABA #021000018
•     DDA #8900202920
•     the fund name
•     your account number
•     name(s) of investor(s)

Electronic check Same as wire but insert "111" before your 14-digit account number.

Dreyfus TeleTransfer Request Dreyfu TeleTransfer on your application. call us to request your transaction.

[ICON]     Online:

Dreyfus TeleTransfer: Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Web site to request your transaction.

[ICON]     Automatically:

All services: Call us to request a from to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

[ICON]     In Writing

Write a redemption check or write a letter of instructions that includes:
•     your name(s) and signature(s)
•     your account number
•     the fund name
•     the dollar amount you want to sell
•     how and where to send the proceeds.

Obtain a signature guarantee or other documentation, if required (See "Account Policies - Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55263, Boston, MA 02205-6501

[ICON]     By Telephone

Wire Be sure the fund has your bank account information on file. call us to request your transaction. Proceeds will be wired to your bank.

Dreyfus TeleTransfer: Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

Check: Call us to request your transaction. A check will be sent to the address of record

[ICON]     Online

Wire Visit the Dreyfus Web site to reuest your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer: Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check: Visit the Dreyfus Web site to request your transaction. A check will be sent to the address of record.

[ICON]     Automatically:

Dreyfus Automatic Withdrawal Plan: Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

[Side Bar]

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

The Dreyfus Family of Funds

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

FOR MORE INFORMATION

Dreyfus Florida Intermediate Municipal Bond Fund
SEC file number: 811-6489

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from:

SEC http://www.sec.gov

Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

©2004 Dreyfus Service Corporation

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2004

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Florida Intermediate Municipal Bond Fund (the “Fund”), dated May 1, 2004, as it may be revised from time to time. To obtain a copy of the Fund’s Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call one of the following numbers:

Call Toll Free 1-800-645-6561 In New York City - Call 1-718-895-1206 Outside the U.S. - Call 516-794-5452

           The Fund’s most recent Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

TABLE OF CONTENTS

Page

Description of the Fund	B-2
Management of the Fund	B-17
Management Arrangements	B-22
How to Buy Shares	B-25
Shareholder Services Plan	B-27
How to Redeem Shares	B-28
Shareholder Services	B-30
Determination of Net Asset Value	B-33
Portfolio Transactions	B-34
Dividends, Distributions and Taxes	B-34
Information About the Fund	B-37
Counsel and Independent Auditors	B-38
Appendix A	B-39
Appendix B	B-52

DESCRIPTION OF THE FUND

           The Fund is a Massachusetts business trust that commenced operations on January 21, 1992. The Fund is an open-end management investment company, known as a municipal bond fund. As a municipal bond fund, the Fund invests in debt obligations issued by states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Bonds”).

           The Dreyfus Corporation (the “Manager”) serves as the Fund’s investment adviser.

           Dreyfus Service Corporation (the “Distributor”) is the distributor of the Fund’s shares.

Certain Portfolio Securities

           The following information supplements and should be read in conjunction with the Fund’s Prospectus.

           Florida Municipal Bonds. As a fundamental policy, the Fund normally invests at least 80% of the value of its net assets (including any borrowings for investment purposes) in Municipal Bonds of the State of Florida, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal income tax and which enable the Fund’s shares to be exempt from the Florida intangible personal property tax (collectively, “Florida Municipal Bonds”). To the extent acceptable Florida Municipal Bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Bonds the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the securities’ interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Bond and purchased and sold separately.

          The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.

          Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). The Fund may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Fund’s investment objective.

           Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

           Tax Exempt Participation Interests. The Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund’s Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interest in the obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

           Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Fund may invest contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund’s Board of Trustees. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund’s investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund’s Board of Trustees has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

           Tender Option Bonds. The Fund may purchase tender option bonds. A tender option bond is a Municipal Bond or other debt obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying obligation and for other reasons.

           The Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

           Custodial Receipts. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds or other debt obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class’s interest rate generally is expected to be below the coupon rate of the underlying obligations and generally is at a level comparable to that of an obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying obligations. The value of the second class and similar securities typically fluctuates more than the value of an obligation of comparable quality and maturity, which would increase the volatility of the Fund’s net asset value. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

           Stand-By Commitments. The Fund may acquire “stand-by commitments” with respect to the Municipal Bonds or other securities held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund’s option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying obligation and similarly decreasing such security’s yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related obligation redeeming, or other holder of the call option from calling away, the obligation before maturity. The sale by the Fund of a call option that it owns on a specific obligation could result in the receipt of taxable income by the Fund.

           Ratings of Municipal Bonds. The Fund will invest at least 80% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch” and, together with Moody’s and S&P, the “Rating Agencies”). The Fund may invest up to 20% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody’s and BBB by S&P and Fitch and as low as the lowest ratings assigned by the Rating Agencies. The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

           The average distribution of Fund investments (at value) in Municipal Bonds (including notes) and other securities by ratings for the fiscal year ended December 31, 2003, computed on a monthly basis, was as follows:

                                                                                             Percentage of
         Fitch              or        Moody's               or         S&P                       Value
         -----                        -------                          ---                   ---------------
         AAA                          Aaa                              AAA                         83.0%
         AA                           Aa                               AA                          12.7
         BBB                          Baa                              BBB                          2.0
         F-1+/F-1                     VMIG1/MIG1, P-1                  SP-1+/SP-1, A-1              1.1
         Not Rated                    Not Rated                        Not Rated                    1.2*
                                                                                                    ----
                                                                                                  100.0%
                                                                                                  ======

________________________

*

Included in the Not Rated category are securities comprising 1.2% of the Fund’s market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (0.8%), Ba/BB (0.1%) and B/B (0.3%).

           Subsequent to its purchase by the Fund, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Bonds by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the obligations. To the extent that the ratings given by the Rating Agencies for Municipal Bonds may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

           Zero Coupon, Pay-In-Kind and Step-Up Securities. The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds which are debt securities which generally pay interest through the issuance of additional bonds; and step-up coupon bonds which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “Dividends, Distributions and Taxes.”

           Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected.

           Investment Companies. The Fund may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund’s aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See “Lending Portfolio Securities.”

           Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund’s net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments (“Taxable Investments”) consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody’s, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers’ acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See “Dividends, Distributions and Taxes.” Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund’s net assets be invested in Taxable Investments. When the Fund has adopted a temporary defensive position, including when acceptable Florida Municipal Bonds are unavailable for investment by the Fund, in excess of 20% of the Fund’s net assets may be invested in securities other than Florida Municipal Bonds. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Investment Techniques

           The following information supplements and should be read in conjunction with the Fund’s Prospectus. The Fund’s use of certain of the investment techniques described below may give rise to taxable income.

           Borrowing Money. The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund’s total assets, the Fund will not make any additional investments.

           Short-Selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

           The Fund will not sell securities short if, after such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

           The Fund also may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Fund’s net assets be in deposits on short sales against the box.

           Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

           Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets (including the value of assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the “Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

           Derivatives. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would. Examples of derivative instruments in which the Fund may invest include options contracts, futures contracts, and swap agreements. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

           Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

           If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

           Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

           The Fund will not be a commodity pool. In addition, as a registered investment company, the Fund has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility for an exclusion from the definition of commodity pool operator and, therefore, the Fund is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

           Successful use of futures by the Fund also is subject to the Manager’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

           Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the “SEC”), the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

Specific Futures Transactions -- The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Swap Transactions -- The Fund may engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, to mitigate risk, manage duration and reduce portfolio turnover. Swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, may be individually negotiated and include exposure to a variety of different interest rates. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based upon an agreed upon principal amount (referred to as the “notional principal amount”). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Swap agreements can take many forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

In a typical interest rate lock transaction, if Party A desires to lock in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Municipal Bond or U.S. Treasury security. At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index. An interest rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

           The Fund will set aside cash or permissible liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or permissible liquid assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.

          The most important factor in the performance of a swap agreement is the change in the specific interest rate or other factor(s) that determine the amounts of payments due to and from the Fund. If a swap agreement called for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

           The Fund will enter into swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by the Manager to present minimal credit risks. If there were a default by the other party to such transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

           The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged. The Fund will enter into swap transactions only when the Manager believes it would be in the best interests of the Fund’s shareholders to do so. Depending on the circumstances, gains from a swap transaction can be treated either as taxable income or as short- or long-term capital gains.

Options--In General. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

           A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

           There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

           Successful use by the Fund of options will be subject to the Manager’s ability to predict correctly movements in interest rates. To the extent the Manager’s predictions are incorrect, the Fund may incur losses.

           Future Developments. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

           Forward Commitments. The Fund may purchase and sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

           Municipal Bonds or other securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Certain Investment Considerations and Risks

           Investing in Municipal Bonds. The Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

           Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Florida Municipal Bonds for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund’s structure to shareholders for their consideration. If legislation were enacted that would treat a type of Florida Municipal Bonds as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

           Investing in Florida Municipal Bonds. Since the Fund is concentrated in securities issued by Florida or entities within Florida, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund’s investment in Florida Municipal Bonds. You should review “Appendix A” which provides a brief summary of special investment considerations and risk factors relating to investing in Florida Municipal Bonds.

           Lower Rated Bonds. The Fund may invest up to 20% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated below investment grade by the Rating Agencies (commonly known as “high yield” or “junk” bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated debt securities. See “Appendix B” for a general description of the Rating Agencies’ ratings of Municipal Bonds. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager’s judgment, analysis and experience in evaluating the creditworthiness of an issuer.

           The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

           Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

           These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon which would increase the incidence of default for such securities. It is likely that any economic recession also would disrupt severely the market for such securities and may have an adverse impact on their value.

           The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

           The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up bonds, in which the Fund may invest up to 5% of its total net assets. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

           Simultaneous Investments. Investment decisions for the Fund are made independently from those of the other investment companies advised by the Manager. The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers or trading desks will ordinarily seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one investment company or account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions

           The Fund’s investment objective, and its policy to invest normally at least 80% of its net assets (plus any borrowings for investment purposes) in Florida Municipal Bonds (or other investments with similar economic characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 11 are not fundamental policies and may be changed by a vote of a majority of the Fund’s Board members at any time. The Fund may not:

           1.    Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

           2.    Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowings to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

           3.    Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contract or indices.

           4.    Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

           5.    Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

           6.    Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restriction Nos. 2, 3 and 10 may be deemed to give rise to a senior security.

           7.    Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

           8.    Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

           9.    Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

           10.    Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

           11.    Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

           For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”

           If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

           The Fund and the Manager have received an exemptive order from the SEC which, among other things, permits the Fund to use cash collateral received in connection with lending the Fund’s securities, and other uninvested cash, to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.

MANAGEMENT OF THE FUND

           The Fund’s Board is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

         The Dreyfus Corporation..................................................Investment Adviser
         Dreyfus Service Corporation..............................................Distributor
         Dreyfus Transfer, Inc....................................................Transfer Agent
         The Bank of New York.....................................................Custodian
Board Members of the Fund1

           Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below.

[1]	None of the Board members are “interested persons” of the Fund, as defined in the 1940 Act.

Name  (Age)                     Principal Occupation                   Other Board Memberships and
Position with the Fund (Since)  During Past 5 Years                    Affiliations
------------------------------  -------------------                    ------------

Joseph S. DiMartino (60)        Corporate Director and Trustee         The Muscular Dystrophy Association,
Chairman of the Board (1995)                                             Director
                                                                       Levcor International, Inc., an
                                                                         apparel fabric  processor, Director
                                                                       Century Business Services, Inc., a
                                                                         provider of outsourcing functions
                                                                         for small and medium size
                                                                         companies, Director

                                                                       The Newark Group, a provider of a
                                                                         national market of paper recovery
                                                                         facilities, paperboard mills and
                                                                         paperboard converting plants,
                                                                          Director

Gordon J. Davis (62)            Partner of LeBoeuf, Lamb, Greene &     Consolidated Edison, Inc., a utility
Board Member (1993)               MacRae                                 company, Director
                                                                       Phoenix  Companies, Inc., a life
                                                                         insurance company, Director
                                                                       Board Member/Trustee for several
                                                                         not-for-profit groups

David P. Feldman (64)           Corporate Director and Trustee         BBH Mutual Funds Group (11 funds),
Board Member (1991)                                                      Director
                                                                       The Jeffrey Company, a private
                                                                         investment company, Director
                                                                       QMED, a medical device company,
                                                                         Director

Lynn Martin (64)                Advisor to the international           SBC Communications, Inc., Director
Board Member (1994)               accounting firm of Deloitte &        Ryder System, Inc., a supply chain
                                  Touche LLP                             and transportation management
                                Chairperson to its Council for  the      company, Director
                                  Advancement of Women                 The Proctor & Gamble Co., a consumer
                                                                         products company, Director
                                                                       Constellation Energy Group, Director
                                                                       Member of the Council of Foreign
                                                                         Relations

Daniel Rose (74)                Chairman and Chief Executive Officer   Baltic-American Enterprise Fund,
Board Member (1992)               of Rose Associates, Inc., a New        Director
                                  York based real estate development   Harlem Educational Activities Fund,
                                  and management firm                    Inc., Chairman
                                                                       Housing Committee of the Real Estate
                                                                         Board of New York, Inc., Director

Philip L. Toia (70),            Retired                                None
Board Member  (1997)

Sander Vanocur (75)             President of Old Owl Communications    None
Board Member (1992)

Anne Wexler (73)                Chairman of the Wexler Group,          Wilshire Mutual Funds (5 funds),
Board Member (1994)               consultants specializing in            Director
                                  government relations and public      Methanex Corporation, a methanol
                                  affairs                                producing company, Director
                                                                       Member of the Council of Foreign
                                                                         Relations
                                                                       Member of the National Park
                                                                         Foundation

           Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not “interested persons” of the Fund, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent auditors’ qualifications, independence and performance. The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund’s investments. The Fund’s audit committee met four times, and its pricing, nominating and compensation committees did not meet during the fiscal year ended December 31, 2003.

           The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.

                                                                        Aggregate Holding of Funds in the
                                                                        Dreyfus Family of Funds for which
                                                                        Responsible as a
Name of Board Member                               Fund                 Board Member
--------------------                               ----                  ------------

Joseph S. DiMartino                               None                  Over $100,000

Gordon J. Davis                                   None                  None

David P. Feldman                                  None                  $50,001 - $100,000

Lynn Martin                                       None                  None

Daniel Rose                                       None                  None

Sander Vanocur                                    None                  None

Philip L. Toia                                    None                  $1 - $10,000

Anne Wexler                                       None                  None

           As of December 31, 2003, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

           Typically, the Fund pays its Board members its allocated portion of an annual retainer of $30,000 and a fee of $4,000 per meeting (with a minimum $500 per meeting and per telephone meeting) attended for the Fund and eight other funds (comprised of eleven portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) for the year ended December 31, 2003, was as follows:

                                                                               Total Compensation from the Fund and
                                               Aggregate Compensation                      Fund Complex
Name of Board Member                               from the Fund*                    Paid to Board Member(**)
--------------------                          -----------------------             ---------------------------

Gordon J. Davis                                        $4,811                              $98,750 (26)

Joseph S. DiMartino                                    $6,013                              $800,306 (191)

David P. Feldman                                       $4,811                              $166,000 (56)

Lynn Martin                                            $4,811                              $50,000 (11)

Eugene McCarthy***                                     $1,252                               $9,500 (11)

Daniel Rose                                            $4,421                              $92,000 (23)

Philip L. Toia                                         $4,811                              $50,000 (11)

Sander Vanocur                                         $4,811                              $96,000 (23)

Anne Wexler                                            $4,811                              $95,000 (29)

_____________________

*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $5,086 for all Board members as a group.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

***	Emeritus Board member since March 29, 1996.

Officers of the Fund

STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief Executive Officer, and Chief Operating
Officer of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment Officer, Vice Chairman and a
director of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President – Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the
Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Secretary since March 2000. Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000. Associate General Counsel and Assistant Secretary of the
Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

RICHARD CASSARO, Assistant Treasurer since August 2003. Senior Accounting Manager – Equity Funds of the Manager,
and an officer of 25 investment companies (comprised of 101 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since September 1993.

KENNETH J. SANDGREN, Assistant Treasurer since March 2001. Mutual Funds Tax Director of the Manager, and an
officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

ROBERT J. SVAGNA, Assistant Treasurer since December 2002. Senior Accounting of the Manager – Equity Funds of
the Manager and an officer of 25 investment companies (comprised of 101 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002. Vice President and Anti-Money
Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 196 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

           The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

           The Fund’s Board members and officers, as a group, owned less than 1% of the Fund’s shares outstanding on April 15, 2004.

           There were no record shareholders who, as of April 15, 2004, owned 5% or more of the Fund’s shares.

MANAGEMENT ARRANGEMENTS

           Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon”). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

           The Manager provides management services pursuant to a Management Agreement (the “Agreement”) between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board or by vote of the holders of a majority of the Fund’s shares, or, on not less than 90 days’ notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

           In approving the current Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager; the investment management expertise of the Manager in respect of the Fund’s investment strategies; the personnel, resources and experience of the Manager; the Fund’s performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager’s costs of providing services under the Agreement; and ancillary benefits the Manager may receive from its relationship with the Fund.

           The following persons are officers and/or directors of the Manager: Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O’Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

           The Manager manages the Fund’s portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund’s Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund’s Board to execute purchases and sales of securities. The Fund’s portfolio managers are Joseph P. Darcy, A. Paul Disdier, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, Bill Vasiliou, James Welch, and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

           The Manager’s Code of Ethics subjects its employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of Mellon’s Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

           The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager’s own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

           All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund’s existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders’ reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

           As compensation for the Manager’s services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of the Fund’s average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. For the fiscal years ended December 31, 2001, 2002 and 2003, the management fees paid by the Fund amounted to $1,552,109, $1,528,994 and $1,477,987, respectively.

           The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

           The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund’s net assets increases.

           Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

           The Distributor may pay certain financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, “Service Agents”) that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments (“Retirement Plans”), or other programs. The term “Retirement Plans” does not include IRAs, IRA “Rollover Accounts” or IRAs set up under a Simplified Employee Pension Plan (“SEP-IRAs”). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

           Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

           The Bank of New York (the “Custodian”), 100 Church Street, New York, New York 10286, is the Fund’s custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund’s securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund’s assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

           General. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

           The minimum initial investment is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund’s Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund’s Board, who elect to have all or a portion of their compensation for servicing in that capacity automatically invested in the Fund. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

           Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under “Shareholder Services.” These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

           Management understands that some securities dealers, banks or other financial institutions may impose certain conditions on their clients which are different from those described in the Fund’s Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. In addition, third parties may receive payments from the Manager in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. You should consult a representative of your securities dealer, bank or financial institution in this regard.

           Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for regular business. For purposes of computing net asset value per share, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. For information regarding the methods employed in valuing the Fund’s investments, see “Determination of Net Asset Value.”

           Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account, which will subject the purchase order to a processing delay. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

           Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on the next bank business day following such purchase order. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How to Redeem Shares--Dreyfus TeleTransfer Privilege.”

           Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

SHAREHOLDER SERVICES PLAN

           The Fund has adopted a Shareholder Services Plan (the “Plan”), pursuant to which the Fund reimburses the Distributor an amount not to exceed the annual rate of 0.25% of the value of the Fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

           A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund’s Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund’s Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not “interested persons” and who have no direct or indirect financial interest in the operation of the Plan.

           During the fiscal year ended December 31, 2003, the Fund paid $160,721 pursuant to the Plan.

HOW TO REDEEM SHARES

           General. The Fund ordinarily will make a payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check or by Dreyfus TeleTransfer Privilege and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check or the Dreyfus TeleTransfer purchase against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

           Redemption Fee. The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund. For the fiscal year ended December 31, 2003, the Fund retained $1,861 in redemption fees.

           No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund’s Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor, (3) through accounts established by securities dealers, banks or other financial institutions approved by the Distributor that utilize the National Securities Clearing Corporation’s networking system, or (4) acquired through the reinvestment of dividends or distributions. The redemption fee may be waived, modified or terminated at any time.

           Checkwriting Privilege. The Fund provides redemption checks (“Checks”) to investors automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable “No” box on the Account Application. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

           You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

           Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

           The Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

           Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

           To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Share Certificates; Signatures.”

           Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction a will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See “How to Buy Shares--Dreyfus TeleTransfer Privilege.”

           Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

           Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund’s portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

           Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund’s shareholders.

SHAREHOLDER SERVICES

           Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management LLC (“Founders”), an indirect subsidiary of the Manager, to the extent such shares are offered for sale in your state of residence. The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares exchanged where the exchange is made less than 30 days after the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.

Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

           To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

           To request an exchange, you must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable “No” box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days’ written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

           To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

           During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

           Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under “Fund Exchanges.” Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

           Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting the Dreyfus.com website. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

           Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

           Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans’, military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

           Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer’s direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer’s payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

           Dreyfus Step Program. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund’s minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

           Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.

Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.

Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

           Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

           Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

DETERMINATION OF NET ASSET VALUE

           Valuation of Portfolio Securities. The Fund’s investments are valued each business day by an independent pricing service (the “Service”) approved by the Fund’s Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service’s procedures are reviewed by the Fund’s officers under the general supervision of the Fund’s Board. These procedures need not be used to determine the value of securities held by the Fund if, in the opinion of a committee appointed by the Fund’s Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fee, are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

           New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

PORTFOLIO TRANSACTIONS

           Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

           Transactions are allocated to various dealers by the Fund’s portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

           Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

DIVIDENDS, DISTRIBUTIONS AND TAXES

           Management believes that the Fund has qualified for treatment as a “regulated investment company” under the Code for the fiscal year ended December 31, 2003. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

           The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. Fund shares begin earning income dividends on the day following the date of purchase. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. The Fund’s earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

           If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

           Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of his or her investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under “Distributions and Taxes” in the Prospectus. In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

           If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from taxable investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his shares.

           Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

           Gain or loss, if any, realized by the Fund from certain financial futures and options transactions (“Section 1256 contracts”) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any such Section 1256 contracts remaining unexercised at the end of the fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund as described above.

           Offsetting positions held by the Fund involving certain financial futures contracts or options transactions may be considered, for tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute “mixed straddles.” The Fund may make one or more elections with respect to the treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

           If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests (“appreciated financial position”) and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

           Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

           Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

INFORMATION ABOUT THE FUND

           Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

           Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Fund’s Agreement and Declaration of Trust (“Trust Agreement”) disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

           Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

           The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund’s performance and its shareholders. If Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor’s exchange privilege, with or without prior notice. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund’s management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund. If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. While the Fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the Fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

           To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

           The Fund will send annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT AUDITORS

           Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund’s Prospectus.

           Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, has been selected as independent auditors of the Fund.

APPENDIX A

RISK FACTORS--INVESTING IN FLORIDA MUNICIPAL BONDS

           The following information is a summary of special factors affecting investments in Florida Municipal Bonds. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of Florida (the “State”) available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Demographic and Economic Information

           Juan Ponce de Leon made the first recorded landing in the State in 1513 and subsequently claimed the territory for Spain. The Spaniards founded the first permanent settlement, St. Augustine, in 1565. The State was acquired by the United States from Spain in 1821, became a territory of the United States in 1822, and was admitted to statehood in 1845 as the 27th state. The State is the 26th largest state with land area of 54,252 square miles and a water area of 4,308 square miles, with tidal shoreline in excess of 2,200 miles.

           As of April 1, 2003, Florida ranked as the fourth most populous state, with a population of 17.07 million. From 1992 to 2002, the U.S. population increased about 1% annually, while Florida’s population averaged a 2.2% annual increase, with a majority of that increase due to migration to the State. During the 1990‘s, the elderly population (aged 65 or older) grew by 18.6% and constituted 17.5% of the State’s total population on April 1, 2000. The working age population (18-64) grew by approximately 20.2% from 1990-2000, representing 53.8% of the total population in 2000. Growth in this age group is projected at 6% between 2000 and 2010, to become 48.3% of the total population by 2010.

           During the latter half of the twentieth century growth in the Gross State Product (the “GSP”) outpaced both the Southeast and the nation. During the same period, the manufacturing base of the State’s economy declined and the service and trade bases increased. In 2001, services constituted 37.6% of the State’s total non-farm jobs, compared to 35.5% in 1996. The total number of non-farm jobs increased 10% while jobs in the services sector increased 17% over the same five-year period. The 1990‘s also saw Florida become a leader in high-tech industrial employment, ranking first in the Southeast and fifth in the nation by 1999, with the number of high-tech jobs increasing nearly 36% over that decade. High-tech exports accounted for 29% of Florida’s export sales in 2002. The State’s total international merchandise trade totaled $70.14 billion in 2002, with exports declining by 6.6% compared to 5.2% nationally and imports increasing by 4% compared to 1.9% for the nation.

           Private industry accounted for 88.5% of the State’s 2001 GSP. Services constituted the largest sector of the GSP, with health services and business services contributing the most within the industry (27.1% and 26.5%, respectively). The second largest sector of the 2001 GSP was finance, insurance and real estate (“FIRE”). Real estate was by far the largest industry, accounting for 65.4% of the FIRE portion of 2001 GSP, followed by depository institutions, which accounted for 11.3%. In 2000, agriculture, forestry and fishing constituted only about 2.1% of GSP. However, in that year, Florida’s farmers produced 68.1% of the nation’s oranges, 48.4% of its sugar cane and 27.8% of its tomatoes.

           Tourism is not treated as a separate industry sector, but remains an important aspect of the Florida economy. Its financial impact is reflected in a broad range of market sectors, such as transportation, communications, retail trade and services, and in State tax revenues generated by business activities that cater to visitors, such as hotels, restaurants, admissions and gift shops. According to State estimates, approximately 75.6 million people visited the State in 2002, an 8.9% increase over 2001 and a 3.9% increase over 2000. In 2000, hotels and lodging contributed 5.4% of the services component of the GSP, and amusement and recreation contributed 6%.

           State Retirement System. The Florida Retirement System (“FRS”) provides retirement, disability and death benefits for participating public employees. The FRS is a cost-sharing, multiple employer, pension plan. There are two primary programs: FRS Defined Benefit Program and Public Employee Optional Retirement Program (FRS Investment Plan). In addition to these two primary, integrated programs there are non-integrated plan alternatives available. As of June 30, 2003, there were 840 participating employers, and 895,481 individual participants.

           The Florida Retirement System Trust Funds are invested by the State Board of Administration. The assumed rate of investment return for Fiscal Year 2002-03 was 8.0%, with actual return calculated on the basis of fair value which was 2.7%. As of June 30, 2003, the FRS Trust Funds were valued at $90.3 billion (market value).

           The State contributed as required to the FRS as part of a cost-sharing multiple-employer public-employee defined benefit pension plan. For the Fiscal Year 2002, the State’s total covered payroll for its 140,573 State employee members plus 7,494 State DROP participants amounted to over $5 billion with actual and required employer contributions totaling $371.6 million (7.43%). The State’s contribution to the FRS for the Fiscal Years 2000 and 2001, were $540.3 million and $442.7 million, respectively. These amounts were also equal to the required contributions for each year. Covered payroll refers to all compensation paid by the State to active employees covered by the FRS on which contributions to the defined benefit pension plan are based. The State’s contributions represented 20.63% of the total contributions required of all participating employers.

           Economic Outlook. Florida’s economy grew in Fiscal Year 2003-03; but at a slower rate than might be expected in a period of economic recovery. Compared to the rest of the nation, however, Florida performed relatively better. While the U.S. experienced a decline in non-farm employment in Fiscal Year 2002-03, Florida posted positive growth, had a lower unemployment rate, and stronger income growth rate. Florida has remained top ranked in the nation in total job growth and has the fastest job growth rate among the ten most populous states. Florida’s non-farm employment growth increased 1.1% in Fiscal Year 2002-03, adding 81,600 jobs, led by gains in the construction, financial, government and services industries. With the strengthening economy, non-farm employment is anticipated to add 113,000 jobs in Fiscal Year 2003-04, pushing wages and salaries to rise 5.3%.

           Another major element of Florida’s economy is the construction sector. Because of low interest rates, housing starts spiked in Fiscal Year 2002-03. The strong performance of the housing market is expected to peak in fiscal year 2003-04. Total construction employment, which added 6,800 jobs in Fiscal Year 2002-03, is anticipated to create 13,400 more jobs in Fiscal Year 2003-04. Total residential construction expenditures increased 18.6% in Fiscal Year 2002-03 and are projected to rise 8.9% in Fiscal Year 2003-04.

           Population has been a major source of increased economic activity in Florida, growing by 381,000 in Fiscal Year 2002-03. An estimated 369,00 will be added to the state’s population in Fiscal Year 2003-04. Over the next ten years, population growth is estimated to reach 3.3 million. This projected growth in population will continue to fuel the State’s economic expansion. Although long-term economic growth is projected to be slower than previously anticipated, Florida’s economic fundamentals remain strong. Such strength should provide impetus for the State’s economy to achieve more sustained growth.

State Finances

           Budgeting.

           Recent State Financial Developments. In November 2003, the Revenue Estimating Conference (“REC”) revised its forecast for Fiscal Year 2003-04 and Fiscal Year 2004-05. The general revenue collection estimate for Fiscal Year 2003-04 was increased by $541.1 million to $20.9 billion (2% more than prior estimate). Fiscal Year 2004-05 general revenue is projected to be $21.6 billion, $703.8 million more than the current fiscal year estimate.

           Total General Revenue Fund and Working Capital Fund combined funds available for Fiscal Year 2003-04 are projected to be $22.9 billion, with a year-end projected balance of $1.6 billion (7.5% of current year appropriations). The revised projected year-end balance reflects the increase in the general revenue estimate as off-set by the $310 million appropriation to fund the Scripps Florida Funding Corporation authorized during special session. The estimated balance in the Budget Stabilization Fund is expected to be $966.4 million at the end of the current fiscal year.

           Fiscal Year 2003 Budget. The State is required to annually balance its budget. General revenue appropriations for Fiscal Year 2002-03 totaled approximately $20.7 billion, which was to be funded by estimated general revenue collections of $19.6 billion, $197.3 million in trust fund transfers, $36.1 million mid-year adjustments to available revenues and $854 million from the Working Capital Fund. Budget Stabilization Fund reserves (totaling $940.9 million) were not used to achieve the current balanced budget.

           Actual general revenue collections for Fiscal Year 2002-03 were $373.8 million more than the March 2003 estimate ($19.98 billion for the year). The excess collections were due primarily to the documentary stamp taxes and corporate income taxes, which accounted for $112.6 million and $143.1 million of such excess, respectively. General revenue collections for Fiscal Year 2002-03 were $655.7 million (approximately 3.4%) more than collections for the prior fiscal year. The year-end Working Capital Fund balance for Fiscal Year 2002-03 was approximately $678.4 million. The amount in the Budget Stabilization Fund at year-end was $958.9 million.

           Fiscal Year 2004 Budget. For Fiscal Year 2003-04, general revenue spending was budgeted to increase by $566.5 million (2.7% over the prior fiscal year). Budgeted general revenue appropriations for Fiscal Year 2003-04 total approximately $21.3 billion, which was expected to be funded by general revenue collections of approximately $20.1 billion, $713.5 million in trust fund transfers, approximately $200 million in unused appropriations and reversions from the prior fiscal year and $174.8 million resulting from legislative changes in 2003. The State’s constitutionally required Budget Stabilization Fund reserve of $958.9 million will not be used to fund the 2003-04 budget.

           During a special legislative session in October 2003, the Legislature enacted a law which increased appropriations by $310 million to fund the Scripps Florida Funding Corporation created by the legislation. Prior to this special session, the Working Capital Fund balance at fiscal year end was expected to increase to $1.4 billion due primarily to approximately $544 million in Federal aid to State and approximately $400 million in estimated Federal matching assistance for Medicaid to be received during the current fiscal year under the Federal Jobs and Growth Tax Relief Reconciliation Act of 2003.

           State Revenues. Financial operations of the State are maintained through the General Revenue Fund, trust funds, the Working Capital Fund and the Budget Stabilization Fund. The General Revenue Fund receives the majority of State tax revenues. Trust funds consist of monies which under law or trust agreement are segregated for a specified purpose. Revenues in the General Revenue Fund which exceed the amount needed for appropriations may be transferred to the Working Capital Fund. State monies are expended pursuant to appropriations acts. The Governor and Chief Financial Officer are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficits occur in State funds.

           The State Constitution mandates the creation and maintenance of a Budget Stabilization Fund in an amount not less than 5% nor more than 10% of the last complete fiscal year’s net revenue collections for the General Revenue Fund. Monies in the Budget Stabilization Fund may be transferred to the General Revenue Fund to offset a deficit therein or to provide emergency funding. Monies in this Fund are constitutionally prohibited from being obligated or otherwise committed for any other purpose. Any withdrawals from the Budget Stabilization Fund must be restored from general revenues in five equal annual installments, unless the Legislature establishes a different restoration schedule.

           The State budget must be kept in balance from current revenues each fiscal year, and the State may not borrow to fund governmental operations. The State Constitution authorizes the issuance of bonds pledging the full faith and credit of the State to finance or refinance State capital outlay projects upon approval by vote of the electors, provided that the outstanding principal amount may not exceed 50% of total State tax revenues for the two preceding fiscal years. There are currently no bonds outstanding under this authorization.

           The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless two-thirds of the members of both houses of the Legislature vote to raise the limit. The actual general revenue collections for Fiscal Year 2002-03 of $19.98 billion, 3.4% more than collections for Fiscal Year 2001-02.

           Sales and Use Tax. The largest single source of tax receipts in the State is the sales and use tax. It is a uniform tax upon either the sale of tangible personal property at retail or its use irrespective of where it may have been purchased. The sales tax is 6% of the sales price of tangible property sold at retail in the State, and the use tax is 6% of the cost price of tangible personal property used or stored for use in the State. In addition, local governments may (by referendum) assess a 0.5% or 1% discretionary sales surtax within their county.

           The sales tax is also levied on the following: (1) rental of tangible personal property; (2) rental of transient lodging and non-residential real property; (3) admissions to places of amusement, most sports and recreation events; (4) non-residential utilities (at a 7% rate); and (5) restaurant meals. A number of legislative exemptions exist, and the legislature may waive the tax from time to time in certain instances.

           Receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes which were so distributed under prior law. Sales tax receipts credited to the General Fund for Fiscal Year 2002-03 were $14.5 billion and are estimated at $15.3 billion for Fiscal Year 2003-04 (an increase of 5.4%), and $16.3 billion for Fiscal Year 2004-05 (an increase of 6.3%).

           Motor Fuel Tax. The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund. Taxes on motor fuels (gasoline and diesel fuel) include several distinct fuel taxes: (1) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9¢ per gallon; (2) the State excise tax of 4¢ per gallon of motor fuel, with proceeds distributed to local governments; (3) the State Comprehensive Enhanced Transportation System tax, which is levied at a rate in each county equal to two-thirds of the sum of the county’s local option motor fuel taxes; (4) aviation fuel, which air carriers may choose to be taxed at 6.9¢ per gallon or 8% of the retail price of fuel, not to be less than 4.4¢ per gallon; and (5) local option motor fuel taxes, which may range between one cent to 12¢ per gallon. Most of the proceeds of the sales tax on motor fuels are deposited into the State Transportation Trust Fund for road maintenance and construction.

           Alcoholic Beverage Tax. The State’s alcoholic beverage tax is an excise tax on beer, wine and liquor. Two percent of collections are deposited into the Alcoholic Beverage and Tobacco Trust Fund, and the Children and Adolescent Substance Abuse Trust Fund receives 9.8%, while the remainder of revenues is deposited into the General Revenue Fund. Receipts from the beverage tax and licenses were $539 million for Fiscal Year 2002-03 and are estimated at $561.3 million for Fiscal Year 2003-04 (an increase of 4.1%), and $573.8 million (an increase of 2.2%) for Fiscal Year 2004-05.

           Corporate Income Tax. The State collects a tax on the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. The tax is levied at a rate of 5.5% of net corporate income, less a $5,000 exemption. Net income is defined as that share of adjusted Federal income that is apportioned to the State. All receipts of the corporate income tax are credited to the General Revenue Fund. Receipts from this source were $1.2 billion for Fiscal Year 2002-03 and are estimated to be $1.3 billion for Fiscal Year 2003-04 (an increase of 7.4%), and $1.4 billion for Fiscal Year 2004-05 (an increase of 8.7%).

           Documentary Stamp Tax. Deeds and other documents relating to realty are taxed upon execution or recording at 70¢ per $100 of consideration. Corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts are taxed upon issuance or renewal at 35¢ per $100 of face value, or actual value if issued without face value. Documentary stamp tax receipts were $840.9 million for Fiscal Year 2002-03 and are estimated at $881.8 million for Fiscal Year 2003-04 (an increase of 4.9%), and $628.8 million for Fiscal Year 2004-05 (a decrease of 28.7%).

           Intangible Personal Property Tax. This tax is levied on two distinct bases: (1) stocks, bonds, notes, governmental leaseholds, interests in limited partnerships registered with the Securities and Exchange Commission, and other miscellaneous intangible personal property are currently taxed at an annual rate of 1 mill; and (2) mortgages and other obligations secured by liens on State realty are taxed with a non-recurring 2 mill tax. Obligations issued by the State or local governmental entities in the State, or by the federal government, are exempt from such taxation.

           The Department of Revenue uses part of the proceeds for administrative costs. Of the remaining tax proceeds, 33.5% is distributed to the County Revenue Sharing Trust Fund and 66.5% is distributed to the General Revenue Fund. Receipts from this source were $765.4 million for Fiscal Year 2002-03 and are estimated at $742.4 million for Fiscal Year 2003-04 (a decrease of 3.0%), and $593.9 million for Fiscal Year 2004-05 (a decrease of 20.0%).

           Estate Tax. A tax is imposed on decedents’ estates for the privilege of transferring property at death. The State Constitution limits the tax on estates of resident decedents to the aggregate amount allowable as a credit against or a deduction from any similar tax levied by the United States or any other state. Thus, the State estate tax on resident decedents does not increase the total tax liability of the estate. Reduction or elimination of the Federal estate tax could reduce the amount of such taxes collected at the State level. The tax on estates of nonresident decedents is equal to the amount allowable as a credit against Federal estate tax for State death taxes paid multiplied by the ratio of the value of the property taxable in the State over the value of the entire gross estate.

           All receipts of the estate tax are credited to the General Revenue Fund. Estate tax receipts were $558.4 million for Fiscal Year 2002-03 and are estimated at $369 million for Fiscal Year 2003-04 (a decrease of 33.9%), and $232.3 million for Fiscal Year 2004-05 (a decrease of 37.9%).

           Gross Receipts Tax. The gross receipts tax is currently imposed at a rate of 2.5% of the gross receipts of providers of electricity, natural gas and telecommunications services. Telecommunications services are subject to a unified Telecommunications Services Tax, a portion of which is collected with the gross receipts tax at revenue-neutral rates. All gross receipts tax collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. The potential impact of electric utility deregulation on gross receipts tax collections cannot be determined at this time.

           Communications Services Tax. The communications services tax is imposed on retail sales of communications services that originate and terminate in the State, or originate or terminate in the State and are billed to a State address. Communications services include all forms of telecommunications previously taxed by the gross receipts tax plus cable television and direct-to-home satellite service. The communications services tax replaced certain sales and use taxes and gross receipts taxes, at revenue-neutral rates. Communications services tax receipts are included in sales tax and gross receipts tax collections, as appropriate.

           Other State Taxes. To the extent not pre-exempted to the Federal government, the State levies a one-time excise tax on cigarettes, at rates based on their weight and package quantity, and on other tobacco products at the rate of 25% of the wholesale price. The State also imposes a tax on racing and jai-alai admissions, and on contributions to pari-mutuel pools, or “handle.” Tobacco tax receipts were $272.8 million for Fiscal Year 2002-03 and are estimated at $277.3 million for Fiscal Year 2003-04 (an increase of 1.6%), and $273.2 million for Fiscal Year 2004-05 (a decrease of 1.5%). Pari-mutuels tax receipts were $17.1 million for Fiscal Year 2002-03 and are estimated at $22.4 million for Fiscal Year 2003-04 (an increase of 31%), and $17.3 million for Fiscal Year 2004-05 (a decrease of 22.8%).

           Insurance premiums received by insurers are generally taxed at 1.75% of such receipts, adjusted for return premiums and subject to credits for certain other taxes paid by the insurers. Insurance premium tax receipts were $411.1 million for Fiscal Year 2002-03 and are estimated at $460.3 million for Fiscal Year 2003-04 (an increase of 12%), and $488.3 million for Fiscal Year 2004-05 (an increase of 6.1%).

           Tobacco Litigation Settlement. As a result of settling litigation by the State against the tobacco industry in 1997, the State expects to receive more than $11 billion over 25 years. Payments are subject to adjustment for various factors, including inflation and tobacco product sales volume. Proceeds of the settlement are expected to be used for children’s health care coverage and other health-related services to reimburse the State for medical expenses, for improvements in State efforts to reduce sales of tobacco products to minors, and to promote production of reduced risk tobacco products.

           As of June 30, 2002, the State has received approximately $3.3 billion from the settlement. A portion of the tobacco settlement revenues have been deposited in the Lawton Chiles Endowment Fund to provide a perpetual source of funding for health and human services for children and elders, and for biomedical research activities. As of June 30, 2002, the value of the endowment was approximately $1.29 billion.

           Lottery. In order to provide additional funding for education, the 1987 State Legislature created the Department of the Lottery to operate a State Lottery. Revenues generated by the State Lottery are used to pay prizes, fund the Educational Enhancement Trust Fund and pay for the administrative cost of operating the lottery.

State Indebtedness

           As a general rule, bonds of the State or its agencies are issued by the Division of Bond Finance. The State debt fiscal responsibility policy establishes debt service to revenues as the benchmark debt ratio to estimate future debt capacity, using a target ratio of 6% and a cap of 7%. Total State debt outstanding is separated into net tax-supported debt and self-supporting debt. Net tax-supported debt is repaid by the State from a specified tax revenue source or general appropriation of the State. Self-supporting debt is reasonably expected to be repaid from project revenue or loan repayments. Some, but not all, of State debt is additionally secured by the full faith and credit of the State. As of June 30, 2003 the State had approximately $16.2 billion in net tax-supported debt outstanding and approximately $4.2 billion in self-supporting debt outstanding, for a total of approximately $20.4 billion of outstanding State debt obligations.

           State Full Faith and Credit Debt. The Florida Constitution authorizes the issuance of bonds pledging the full faith and credit of the State to finance or refinance State capital outlay projects upon approval by vote of the electors, provided that the outstanding principal amount may not exceed 50% of total State tax revenues for the two preceding fiscal years. There are currently no bonds outstanding under this authorization.

           All of the State’s full faith and credit debt that is outstanding has been issued under separate constitutional authority, which also authorizes the pledge of a dedicated tax or other revenue source as well. Such debt includes bonds for pollution control and abatement and solid waste disposal (operating revenues, assessments); right-of-way acquisition and bridge construction (motor fuel or special fuel taxes); public education capital outlay (gross receipts tax); roads within a county (second gas tax); and school districts or community colleges (motor vehicle license revenues). Although these bonds are not subject to the above-referenced debt limitation, each program has debt service coverage tests that must be met prior to issuance.

           State Revenue Bonds. The State Constitution authorizes the issuance of bonds to finance or refinance State capital outlay projects that are payable from funds derived directly from sources other than State tax revenues. Bonds outstanding under this authorization include financings for the State University System, individual universities, public schools, State owned office facilities and toll roads. The State Constitution specifically authorizes the issuance of bonds to fund student loans; to finance housing; to refund outstanding bonds at a lower net interest cost; and for the purposes of conservation, outdoor recreation, water resource development, restoration of natural systems or historic preservation. Bonds are also outstanding which are payable from documentary stamp tax receipts for conservation and recreation purposes.

           Other Obligations. Although most debt of the State or its agencies is issued through the Division of Bond Finance, there are other entities that issue bonds or incur other long-term obligations that are secured by State revenues. These include the Florida Housing Finance Corporation, the Florida Ports Financing Commission, the Correctional Privatization Commission, the Department of Corrections, the Department of Juvenile Justice, the Department of Children and Families, the Florida Hurricane Catastrophe Fund Finance Corporation, the Inland Protection Financing Corporation and the Investment Fraud Restoration Financing Corporation. The Legislature has also dedicated 2.59% of tobacco tax receipts to be pledged to secure bonds issued by the City of Tampa. The City of Tallahassee has recently issued bonds to finance relocation a school of Florida State University. The State Comptroller has also entered into a consolidated equipment financing program for State agencies, which is subject to annual appropriation.

           In 2000, the Legislature authorized the creation of the Tobacco Settlement Financing Corporation, with the power to issue up to $3 billion in revenue bonds (not to exceed $1.5 billion annually) in order to purchase the State’s interest in the tobacco litigation settlement agreement, but no bonds have been approved by the Legislature or issued by the corporation. The Legislature also created the Florida Water Pollution Control Financing Corporation to finance State projects authorized under the Federal Clean Water Act. In Fiscal Year 2002-03, the principal amount of bonds that may be issued is limited to $100 million.

           Ratings. Florida maintains a high bond rating from Moody's Investor Services (Aa2), Standard and Poor's Corporation (AA+) and Fitch, Inc. (AA) on all state general obligation bonds.

Litigation

Due to its size and broad range of activities, the State is involved in numerous routine legal actions. The departments involved believe that the results of such litigation pending or anticipated will not materially affect the State’s financial position.

           Nathan M. Hameroff, M.D., et al. v. Agency for Health Care Administration, et al. This is a class action suit, among other similar suits, wherein the plaintiffs challenge the constitutionality of the Public Medical Assistance Trust Fund (“PMATF”) annual assessment on net operating revenue of free-standing out-patient facilities offering sophisticated radiology services. On February 5, 2001, the trial court ruled the relevant State statute unconstitutional and disallowed further assessments. The Agency for Health Care Administration (the “Agency”) successfully appealed. However, during the pending appeal, the plaintiffs returned to court with a new theory and prevailed in an order dated December 20, 2002. Additionally, the court entered an order on January 7, 2003, finding a subclass of plaintiffs to which the PMATF should have never applied. The Agency initially appealed both orders, but subsequently entered into settlement negotiations due to the large exposure and uncertain chance of success. The escrow account established on July 1, 1996, had a balance of approximately $57 million and the plaintiffs agreed to accept this amount as full settlement of the entire claim. In addition, the Agency would receive $5 million from the escrow account as a contribution by the plaintiffs for the Florida Medically Needy Program. The court approved the settlement on July 22, 2003, and class members have been notified. The Agency has received the check for $5 million. The potential refund liability was in excess of $144 million.

           State Contracting and Engineering Corp. v. Florida Department of Transportation, et al. The Florida Department of Transportation (“DOT”) used a Value Engineering Change Proposal (“VECP”) design submitted by State Contracting and Engineering Corp. (“SCEC”) for the construction of a barrier soundwall in Broward County and several subsequent DOT projects. Subsequent to the initial use of the VECP design, SCEC patented the design. SCEC claims that the DOT owes SCEC royalties and compensation for other damages involving the DOT’s use of the VECP design on the subsequent projects. After a verdict in factor of the plaintiff, a judgment in the amount of over $9.1 million was issued. The DOT transferred approximately $10.2 million to the court registry to cover the judgment and post-judgment interest. The judgment was appealed and remanded. On October 15, 2003, the litigation was settled as part of a multi-state settlement totaling $8 million and final dismissal was obtained thereafter.

           Riscorp Insurance Company, et al. v. Florida Department of Labor and Employment Security and Mary B. Hooks. The Florida Department of Labor (“DOL”) collects assessments on “net premiums collected” and “net premiums written” from carriers of workers’ compensation insurance and by self-insurers in the State. Claimants allege that there is no statutory definition of “net premiums” and the DOL does not currently have a rule providing guidance as to how “net premiums” are calculated. Claimants allege that industry standards would allow them to deduct various costs of doing business in calculating “net premiums” and are seeking refunds of approximately $35 million. On December 27, 2001, the circuit court granted the plaintiffs’ motion for a partial final summary judgment, ruling that the plaintiffs were entitled to deduct ceded premiums from their premium base in calculating assessments paid for years 1995 – 1998. A stipulated final judgment was entered on August 15, 2002, in favor of the plaintiffs in the amount of $22.5 million. The DOL has appealed. On July 25, 2002, a stipulated final judgment was entered in favor of the plaintiffs in Florida Hospitality Mutual Insurance Company v. Department of Labor and Employment Security in the amount of approximately $1.6 million. The DOL has appealed that final order, and the appeal has been consolidated with the Riscorp appeal. Oral argument in the consolidated cases began on January 20, 3004.

           Additional claims have been filed for workers’ disability and special disability refunds. Some of these claims are in litigation, but are pending the outcome of current appeals; and other claims have not been filed as they are pending the outcome of the current appeals. The amount of potential future claims may approach $130 million.

           U.S. Environmental Protection Agency v. Florida Department of Transportation. The DOT maintains that it is not the owner of contaminated land. The U.S. Environmental Protection Agency (the "EPA") is conducting additional tests at the site for pollution and has asserted a cost recovery claim against the DOT of approximately $25.6 million. The DOT's motion for declaratory judgment on the DOT's ownership of the property was denied and upheld on appeal. The EPA is preparing an amended record of decision. On November 13, 2002, EPA served demand for access to the site. The DOT timely responded to EPA that it has no ownership interest in the site.

           Sarnoff v. Department of Highway Safety and Motor Vehicles. This suit alleges the improper setting of the fee for the motor vehicle inspection program. Plaintiffs challenge the constitutionality of State statutes, which impose a $10.00 fee on the emissions inspection of automobiles in seven of the State’s 67 counties. On December 29, 2000, the appellate court reversed the trial court’s class certification order, and a rehearing was denied on February 2, 2001. Plaintiffs appealed to the State Supreme Court, and oral argument was held on November 7, 2001. The amount of potential loss to the State had been estimated to be $96-106 million. The decision of the Florida Supreme Court limited the plaintiffs’ claims and significantly reduced potential liability. This case was dismissed by the trial court in September 2003, and plaintiffs’ motion for rehearing was denied. Plaintiffs filed a notice of appeal on January 20, 2004.

           Rendon v. Florida Department of Transportation, et al. The plaintiffs (persons covered by the Americans with Disabilities Act (“ADA”)), in a certified class action suit, seek a declaratory judgment that State statutes violate the ADA in that the surtax charged for a disabled parking permit is illegal. Issues include the right to proceed with refund claims when no one has applied for a refund claim. On November 14, 2001, the trial court granted the plaintiffs’ motion for summary judgment. On October 30, 2002, the trial court’s decision was reversed and summary judgment was granted in favor of the State. The State was found not to violate the ADA and no refund was required. Rendon has petitioned the State Supreme Court seeking jurisdiction, which was denied. Plaintiffs have filed a petition for review to the U.S. Supreme Court. The Attorney General is representing DOT and the Department of Highway Safety and Motor Vehicles. Estimated loss to the State could be in excess of $35 million.

           Pharmaceutical Research and Manufacturers of America v. Rhonda M. Medows & Bob Sharpe (in their official capacities) Agency for Health Care Administration. “Pharma” is challenging the recent Medicaid preferred drug list on constitutional and civil rights grounds. A decision finding for Agency on all counts was rendered on December 28, 2001. Pharma appealed this case. The federal appellate court upheld the decision in favor of the defendants on September 6, 2002. Pharma filed a petition for a writ of certiorari in the U.S. Supreme Court on December 5, 2002, to which Agency responded on January 8, 2003. The U.S. Supreme court denied the petition on May 27, 2003. Case is at an end. Although this lawsuit does not claim money damages, the fiscal impact to Medicaid could be as high as $300 million annually on anticipated savings to the pharmacy program if an injunction is rendered against Agency. With the end of the case, there is no longer any monetary exposure to the Agency.

           St. Paul Surety v. Florida Department of Transportation. This is a pre-suit claim arising out of Cone Constructors, Inc. v. FL Dept. of Transportation. In that case, the DOT terminated Cone Constructors, Inc. ("Cone") on a construction contract involving a portion of the Suncoast Parkway. Cone sued claiming breach of contract and wrongful termination. Subsequent to the initial court filings, the contractor filed for bankruptcy and the DOT was able to settle the dispute with the bankruptcy trustee for a payment of $575,000. However, once Cone was terminated, St. Paul Surety was required to finish the project and did so. It alleged that it has incurred losses on the project, for which it is seeking damages from the DOT. This case has now been settled for $3.75 million.

           Traylor Brothers, Inc. v. Department of Transportation. The DOT contracted with Traylor Brothers to construct a “signature” bascule bridge over the Intercoastal Waterway in Fort Lauderdale. Traylor Brothers has sued the DOT for breach of contract. Discovery has been undertaken by both parties and is ongoing. Potential loss to the State is estimated at $37 million.

           Graves Brothers v. Florida Citrus Commission. Five citrus blenders filed a challenge to the “box tax” of the Florida Citrus Commission. The complaint states that the tax is an illegal imposition upon compelled speech. Plaintiffs obtained a partial summary Judgment on March 31, 2003; a declaratory judgment and preliminary injunction were entered by the trial court, both of which were appealed. That appeal is currently pending, and further proceedings in the lower court have been stayed, including the injunctive relief granted by the court. Potential loss to the State is estimated at $12 million.

           Smith & Company, Inc., v. Florida Department of Transportation. This breach of contract suit seeks compensatory damages, return of assessments for late completion, lost future profit allegedly resulting from lost bonding ability, and prejudgment interest on these amounts. The initial stay was lifted on August 15, 2003, and DOT’s motion to amend was approved on September 23, 2003. The plaintiff’s motion to amend its complaint was also granted a month later. The DOT filed a motion to dismiss the claims in December 2003. The potential loss to the State could approach $50 million.

           ContractPoint Florida Parks, LLC, v. Florida Department of Environmental Protection. This is a suit for breach of contract with the Department of Environmental Protection (“DEP”) that would have allowed the plaintiffs to build, manage, and receive income from cabins in eight State parks for thirty years. Plaintiffs seek to begin trial early without discovery but the DEP filed a motion to abate notice of trial, which is pending. Plaintiff seeks damages of $50 - $250 million.

           Marilyn Shumaker Gerkin, as guardian for Helen L. Shumaker, et. al. v. Jerry Regier, individually and in his official capacity as the Secretary of the Florida Department of Children and Family Services, and Rhonda M. Medows, individually and in her official capacity as the Secretary of the Agency for Health Care Administration. This is a class action suit brought by the daughter and guardian of a Medicaid recipient alleging that the defendants have not allowed the deductions from income required by Federal law in determining eligibility for a class of Medicaid recipients. Complaint was served on November 21, 2003. The case is still in very early stages and attempts at settlement are being made. Potential loss to the State could approach $35 million.

           Kevin Rabin, Ruth Sinreich and Michael Roberts (formerly Citrix Systems, Inc.) v. Department of Revenue. The Department of Revenue (“DOR”) issued a corporate income tax assessment against Citrix Systems, Inc. (“Citrix”). Citrix responded by filing an action in county court contesting the assessment and asserting that Florida sales and use taxes are facially unconstitutional because they impose tax liabilities on transactions involving communication of information or on businesses and individuals who are recipients of information. Plaintiffs seek to create a class action asserting that all taxes are a facial violation of their First Amendment rights. Citrix has withdrawn its claims. The trial court granted the DOR’s motion to transfer revenue. The remaining plaintiffs have appealed the court’s decision. The case is currently in the briefing stage. The potential loss to the State could be in excess of $25 million.

           Prado-Steiman Bush. This case challenges the administration of certain State-supported waivers, and includes individuals already enrolled in the waiver plans and individuals waiting for such services. The plaintiffs allege violations of the ADA, the Rehabilitation Act, the Social Security Act, regulations promulgated pursuant to these statues and due process violations. After court approval of a settlement agreement, the parties were in compliance until April 2003, when a motion asserting material breach was filed. Plaintiffs seek to set aside the settlement agreement and pursue litigation on the merits of their claim. Defendants have filed a response opposing the motion asserting material breach, and the matter is fully briefed and awaiting action by the court. Should the Court determine material breach has occurred, then further discovery would be necessary (likely after pleadings were amended), and the matter would proceed to trial. Estimates of the potential financial impact could approach $337.5 million.

APPENDIX B

Rating Categories

           Description of certain ratings assigned by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings (“Fitch”):

S&P

Long-term

AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol ‘r’ is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation ‘N.R.’ indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

Commercial paper

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1.

A-3
Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated B are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated ‘D’ is payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody’s

Long-term

Aaa
Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

A
Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated ‘Ca’ represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-teirm)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

           Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

           The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB
Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. ‘CC’ ratings indicate that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. `DD' ratings indicate potential recoveries in the range of 50% - 90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default. Denotes actual or imminent payment default.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

PART C. OTHER INFORMATION

Item 23.	Exhibits

(a) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed April 30, 2003.

(b) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed April 28, 2000.

(d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed March 2, 1995.

(e) Revised Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed April 28, 2000.

(g)(1) Custody Agreement is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed April 29, 2002.

(g)(2) Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g) (2) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed April 29, 2002.

(g)(3) Sub-Custodian Agreements are incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed March 2, 1995.

(i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed March 2, 1995

(j) Consent of Independent Auditors.*

(p) Code of Ethics adopted by the Registrant and Registrant's Distributor.*

Item 23.	Other Exhibits

(a) Powers of Attorney is incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed April 29, 2002.

(b) Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed April 28, 2000.

_____________
*Filed herewith.

Item 24.	Persons Controlled by or Under Common Control with Registrant

          Not applicable.

Item 25.	Indemnification

          The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on April 23, 1998.

Reference is also made to the Distribution Agreement filed as Exhibit 23(e) on April 28, 2000.

Item 26.	Business and Other Connections of Investment Adviser

          The Dreyfus Corporation (“Dreyfus”) and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as subinvestment-adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of shares of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Officers and Directors of Dreyfus

          Name and Position
             With Dreyfus                         Other Business                   Position Held           Dates
             ------------                         --------------                   -------------           ------

Stephen R. Byers                        Lighthouse Growth Advisors LLC++     Member, Board of Managers  9/02 - Present
Director, Vice Chairman and                                                  President                  9/02 - 11/02
Chief Investment Officer

                                        Dreyfus Service Corporation++        Senior Vice President      3/00 - Present

                                        Founders Asset Management, LLC****   Member, Board of Managers  6/02-  Present

                                        Dreyfus Investment Advisors, Inc.++  Chief Investment Officer   2/02 - Present
                                                                             Director                   2/02 - Present

Stephen E. Canter                       Mellon Financial Corporation+        Vice Chairman              6/01 - Present
Chairman of the Board,
Chief Executive Officer and Chief
Operating Officer
                                        Mellon Bank, N.A.+                   Vice Chairman              6/01 - Present

                                        Standish Mellon Asset Management     Board Manager              7/03 - Present
                                        Company, LLC*

                                        Mellon Growth Advisors, LLC*         Board Member               1/02 - 7/03

                                        Dreyfus Investment Advisors, Inc.++  Chairman of the Board      1/97 - 2/02
                                                                             Director                   5/95 -2/02
                                                                             President                  5/95 - 2/02

                                        Newton Management Limited, London,   Director                   2/99 - Present
                                        England

                                        Mellon Bond Associates, LLP+         Executive Committee        1/99 - 7/03
                                                                             Member
                                        Mellon Equity Associates, LLP+       Executive Committee        1/99 - Present
                                                                             Member
                                        Franklin Portfolio Associates, LLC*  Director                   2/99 - Present

                                        Franklin Portfolio Holdings, Inc.*   Director                   2/99 - Present

                                        TBCAM Holdings, LLC*                 Director                   2/99 - Present

                                        Mellon Capital Management            Director                   1/99 - Present
                                        Corporation***

                                        Founders Asset Management LLC****    Member, Board of Managers  12/97 - Present

                                        The Dreyfus Trust Company+++         Director                   6/95 - Present
                                                                             Chairman                   1/99 - Present
                                                                             President                  1/99 - Present
                                                                             Chief Executive Officer    1/99 - Present

J. Charles Cardona                      Dreyfus Investment Advisors, Inc.++  Chairman of the Board      2/02 - Present
Director and Vice Chairman
                                        Boston Safe Advisors, Inc.++         Director                   10/01 - Present

                                        Dreyfus Service Corporation++        Executive Vice President   2/97 - Present
                                                                             Director
                                                                                                        8/00 - Present

Steven G. Elliott                       Mellon Financial Corporation+        Director                   1/01 - Present
Director                                                                     Senior Vice Chairman       1/99 - Present
                                                                             Chief Financial Officer    1/90 - 12/01
                                        Mellon Bank, N.A.+                   Director                   1/01 - Present
                                                                             Senior Vice Chairman       3/98 - Present
                                                                             Chief Financial Officer    1/90 - 12/01

                                        Mellon EFT Services Corporation      Director                   10/98 - 6/02
                                        Mellon Bank Center, 8th floor
                                        1735 Market Street
                                        Philadelphia, PA. 19103

                                        Mellon Financial Services            Director                   1/96 - Present
                                        Corporation #1                       Vice President             1/96 - Present
                                        Mellon Bank Center, 8th floor
                                        1735 Market Street
                                        Philadelphia, PA. 19103

                                        Allomon Corporation                  Director                   12/87 - Present
                                        Two Mellon Bank Center
                                        Pittsburgh, PA. 15259
                                        Mellon Funding Corporation+          Director                   8/87 - Present
                                                                             Chief Executive Officer    8/87 - 6/01
                                                                             President                  8/87 - 6/01

                                        Mellon Overseas Investment           Director                   4/88 - 7/02
                                        Corporation+

                                        Mellon Financial Markets, LLC+       Member                     12/99 - 3/02

                                        Mellon Ventures, Inc.+               Director                   1/99 - Present

David F. Lamere                         Mellon Financial Corporation+        Vice Chairman              9/01 - Present
Director
                                        Wellington-Medford II Properties,    President and Director     2/99 - Present
                                        Inc.
                                        Medford, MA

                                        TBC Securities Co., Inc.             President and Director     2/99 - President
                                        Medford, MA.

                                        The Boston Company, Inc.*            Chairman & CEO             1/99 - Present
                                        Boston, Safe Deposit and Trust       Chairman & CEO             1/99 - Present
                                        Company*

                                        Newton Management Limited            Director                   10/98 - Present
                                        London, England
                                        Laurel Capital Advisors, LLP+        Executive Committee        8/98 - Present
                                                                             Member

                                        Mellon Bank, N.A.+                   Vice Chairman              9/01 - Present
                                                                             Exec. Management Group     8/01 - Present
                                                                             Exec. Vice President       4/98 - 9/01
                                        Mellon United National Bank          Director                   11/98 - Present
                                        2875 Northease 191st Street
                                        North Miami, FL. 33180

                                        Mellon Asset Holdings, Inc.+         President                  3/99 - 12/02
                                                                             Director                   6/99 - 12/02

                                        Mellon Global Investing Corp.+       President                  1/00 - Present

Martin G. McGuinn                       Mellon Financial Corporation+        Chairman                   1/99 - Present
Director                                                                     Chief Executive Officer    1/99 - Present
                                                                             Director                   1/98 - Present

                                        Mellon Bank, N.A.+                   Chairman                   3/98 - Present
                                                                             Chief Executive Officer    3/98 - Present
                                                                             Director                   1/98 - Present
Michael G. Millard                      Lighthouse Growth Advisors LLC++     Member, Board of Managers  9/02 - Present
Director and President                                                       Vice President
                                                                                                        9/02 - 11/02
                                        Dreyfus Service Corporation++        Chairman of the Board      4/02 - Present
                                                                             Chief Executive Officer    4/02 - Present
                                                                             Director                   8/00 -Present
                                                                             Executive Vice President   8/00 - 5/02

                                        Dreyfus Service Organization, Inc.   Director                   4/02 - Present

                                        Dreyfus Insurance Agency of          Director                   4/02 - Present
                                        Massachusetts, Inc.++

                                        Founders Asset Management LLC****    Member, Board of Managers  5/01 - Present

                                        Boston Safe Advisors, Inc.++         Director                   10/01 - Present

                                        MBSC LLC++                           Manager, Board of          3/03 - Present
                                                                             Managers
Ronald P. O'Hanley                      Mellon Financial Corporation+        Vice Chairman              6/01 - Present
Vice Chairman and Director
                                        Mellon Bank, N.A.+                   Vice Chairman              6/01 - Present
                                                                             Senior Vice President      2/97-6/01
                                        Mellon Growth Advisors, LLC*         Board Member               1/02 - 7/03

                                        TBC General Partner, LLC*            President                  7/03 - Present

                                        Standish Mellon Asset Management     Board Member               7/01 - 7/03

                                        Holdings LLc
                                        One Financial Center
                                        Boston, MA. 02211

                                        Standish Mellon Asset Management     Board Member               7/01 - Present
                                        Company LLc
                                        One Financial Center
                                        Boston, MA. 02211

                                        Franklin Portfolio Holdings, LLC*    Director                   12/00 - Present

                                        Franklin Porfolio Associates, LLC*   Director                   4/97 - Present
                                        Pareto Partners (NY)                 Partner Representative     2/00 - Present
                                        505 Park Avenue
                                        New York, New York 10022

                                        Buck Consultants, Inc.++             Director                   7/97 - Present
                                        Newton Management Limited            Executive Committee        10/98 - Present
                                        London, England                      Member
                                                                             Director                   10/98 - Present

                                        Mellon Global Investments Japan      Non-Resident Director      11/98- Present
                                        Ltd.
                                        Tokyo, Japan

                                        TBCAM Holdings, LLC*                 Director                   1/98 - Present

                                        Fixed Income (MA) Trust              Trustee                    6/03 - Present

                                        Fixed Income (DE) Trust*             Trustee                    6/03 - Present

                                        Boston Safe Advisors, Inc.++         Chairman                   6/97 - 10/01
                                                                             Director                   2/97 - 10/01
                                        Pareto Partners                      Partner Representative     5/97 - Present
                                        271 Regent Street
                                        London, England W1R 8PP

                                        Mellon Capital Management            Director                   2/97 - Present
                                        Corporation***

                                        Certus Asset Advisors Corp.**        Director                   2/97 - 7/03

                                        Mellon Bond Associates, LLP+         Executive Committee        1/98 - 7/03
                                                                             Member
                                                                             Chairman                   1/98 - 7/03

                                        Mellon Equity Associates, LLP+       Executive Committee        1/98 - Present
                                                                             Member
                                                                             Chairman                   1/98 - Present

                                        Mellon Global Investing Corp.*       Director                   5/97 - Present
                                                                             Chairman                   5/97 - Present

                                                                             Chief Executive Officer    5/97 - Present
                                        Mellon - France Corporation*         Director                   3/97 - 8/01

J. David Officer                        Dreyfus Service Corporation++        President                  3/00 - Present
Vice Chairman and Director                                                   Director                   3/99 - Present
                                        MBSC. LLC++                          Manager, Board of          4/02 - Present
                                                                             Managers
                                                                             President                  4/02 - Present

                                        Boston Safe Advisors, Inc.++         Director                   10/01 - Present

                                        Dreyfus Transfer, Inc.++             Chairman and Director      2/02 - Present

                                        Dreyfus Service Organization,        Director                   3/99 - Present
                                        Inc.++

                                        Dreyfus Insurance Agency of          Director                   5/98 - Present
                                        Massachusetts, Inc.++
                                        Dreyfus Brokerage Services, Inc.     Chairman                   3/99 - 1/02
                                        6500 Wilshire Boulevard, 8th floor
                                        Los Angeles, CA. 90048

                                        Seven Six Agency, Inc.++             Director                   10/98 - Present

                                        Mellon Residential Funding Corp.+    Director                   4/97 - Present

                                        Mellon Bank, N.A.+                   Executive Vice President   2/94 - Present
                                        Mellon United National Bank          Director                   3/98 - Present
                                        1399  SW 1st Ave., Suite 400
                                        Miami, Florida

                                        Dreyfus Financial Services Corp.+    Director                   9/96 - 4/02
                                                                             Chairman                   6/99 - 4/02
                                                                             Chief Executive Officer    6/99 - 4/02

                                        Dreyfus Investment Services          Manager                    11/01 - 12/02
                                        Company LLC+                         Chairman                   11/01 - 12/02

                                                                             Chief Executive Officer    11/01 - 12/02
                                        Dreyfus Investment Services          Director                   4/96 - 11/01
                                        Corporation+                         Chairman                   6/99 - 11/01

                                                                             Chief Executive Officer    6/99 - 11/01
Richard W. Sabo                         Founders Asset Management LLC****    President                  12/98 - Present
Director                                                                     Chief Executive Officer    12/98 - Present

Diane P. Durnin                         Seven Six Agency, Inc.++             Director                   4/02 - Present
Executive Vice President

Mark N. Jacobs                          Dreyfus Investment Advisors, Inc.++  Director                   4/97 - President
General Counsel, Executive Vice
President, and Secretary
                                        The Dreyfus Trust Company+++         Director                   3/96 - Present
                                        The TruePenny Corporation++          President                  10/98 - Present
                                                                             Director                   3/96 - Present
Patrice M. Kozlowski                    None
Senior Vice President - Corporate
Communications

William H. Maresca                      Lighthouse Growth Advisors LLC++     Member, Board of Managers  9/02 - Present
Controller                                                                   Vice President and
                                                                             Treasurer                  9/02 - Present

                                        The Dreyfus Trust Company+++         Chief Financial Officer    3/99 - Present
                                                                             Treasurer                  9/98 - Present
                                                                             Director                   3/97 - Present

                                        Dreyfus Financial Services           Director                   3/02 - 4/02
                                        Corporation

                                        MBSC, LLC++                          Chief Financial Officer    4/02 - Present
                                                                             Manager, Board of          4/02 - Present
                                                                             Managers

                                        Boston Safe Advisors, Inc.++         Chief Financial Officer    10/01 - Present
                                                                             and Director

                                        Dreyfus Service Corporation++        Chief Financial Officer    12/98 - Present
                                                                             Director                   8/00 - Present
                                        Dreyfus Consumer Credit              Treasurer                  10/98 - Present

                                        Corporation++
                                        Dreyfus Investment Advisors, Inc.++  Treasurer                  10/98 - Present

                                        Dreyfus-Lincoln, Inc.                Vice President             10/98 - 2/03
                                        c/o Mellon Corporation               Director                   2/02 - 2/03
                                        Two Greenville Center
                                        4001 Kennett Pike
                                        Suite 218
                                        Greenville, DE 19807

                                        The TruePenny Corporation++          Vice President             10/98 - Present
                                                                             Director                   2/02 - Present
                                                                             Treasurer                  5/00 - Present

                                        Dreyfus Transfer, Inc.++             Chief Financial Officer    5/98 - Present

                                        Dreyfus Service Organization, Inc.   Treasurer                  3/99 - Present

                                        Dreyfus Insurance Agency of          Treasurer                  3/99 - Present
                                        Massachusetts, Inc.++

Mary Beth Leibig                        None
Vice President -
Human Resources

Angelas E. Price                        None
Vice President

Theodore A. Schachar                    Lighthouse Growth Advisors LLC++     Assistant Treasurer        9/02 - Present
Vice President - Tax
                                        Dreyfus Service Corporation++        Vice President - Tax       10/96 - Present

                                        MBSC, LLC++                          Vice President - Tax       4/02 - Present

                                        The Dreyfus Consumer Credit          Chairman                   6/99 - President
                                        Corporation++                        President                  6/99 - President

                                        Dreyfus Investment Advisors, Inc.++  Vice President - Tax       10/96 - Present

                                        Dreyfus Service Organization,        Vice President - Tax       10/96 - Present
                                        Inc.++

Wendy Strutt                            Boston Safe Advisors, Inc.           Chief Operating Officer    3/03 - Present
Vice President

Raymond J. Van Cott                     Mellon Bank, N.A.+                   Vice President             7/98 - President
Vice President -
Information Systems

James Bitetto                           The TruePenny Corporation++          Secretary                  9/98 - Present
Assistant Secretary
                                        Dreyfus Service Corporation++        Assistant Secretary        8/98 - Present

                                        Dreyfus Investment Advisors, Inc.    Assistant Secretary        7/98 - President

                                        Dreyfus Service Organization,        Assistant Secretary        7/98 - Present
                                        Inc.++

                                        The Dreyfus Consumer Credit          Vice President and         2/02 - Present
                                        Corporation++                        Director

Steven F. Newman                        Dreyfus Transfer, Inc.++             Vice President             2/97 - Present
Assistant Secretary                                                          Director                   2/97 - Present
                                                                             Secretary                  2/97 - Present

                                        Dreyfus Service Organization,        Secretary                  7/98 - Present
                                        Inc.++
*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.

**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.

***	The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.

****	The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.

+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.

+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Item 27.	Principal Underwriters

           (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
11.
12.
13.
14.
15.
16.
17.
18.
19.
20.
21.
22.
23.
24.
25.
26.
27.
28.
29.
30.
31.
32.
33.
34.
35.
36.
37.
38.
39.
40.
41.
42.
43.
44.
45.
46.
47.
48.
49.
50.
51.
52.
53.
54.
55.
56.
57.
58.
59.
60.
61.
62.
63.
64.
65.
66.
67.
68.
69.
70.
71.
72.
73.
74.
75.
76.
77.
78.
79.
80.
81.
82.
83.
84.
85.
86.
87.
88.
89.
90.
91.
92.	CitizensSelect Funds
Dreyfus A Bonds Plus, Inc.
Dreyfus Appreciation Fund, Inc.
Dreyfus Balanced Fund, Inc.
Dreyfus BASIC Money Market Fund, Inc.
Dreyfus BASIC U.S. Mortgage Securities Fund
Dreyfus BASIC U.S. Government Money Market Fund
Dreyfus Bond Funds, Inc.
Dreyfus California Intermediate Municipal Bond Fund
Dreyfus California Tax Exempt Bond Fund, Inc.
Dreyfus California Tax Exempt Money Market Fund
Dreyfus Cash Management
Dreyfus Cash Management Plus, Inc.
Dreyfus Connecticut Intermediate Municipal Bond Fund
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus Fixed Income Securities
Dreyfus Florida Intermediate Municipal Bond Fund
Dreyfus Florida Municipal Money Market Fund
Dreyfus Founders Funds, Inc.
The Dreyfus Fund Incorporate
Dreyfus GNMA Fund, Inc.
Dreyfus Government Cash Management Funds
Dreyfus Growth and Income Fund, Inc.
Dreyfus Growth and Value Funds, Inc.
Dreyfus Growth Opportunity Fund, Inc.
Dreyfus Index Funds, Inc.
Dreyfus Institutional Cash Advantage Funds
Dreyfus Institutional Money Market Fund
Dreyfus Institutional Preferred Money Market Funds
Dreyfus Insured Municipal Bond Fund, Inc.
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus International Funds, Inc.
Dreyfus Investment Grade Funds, Inc.
Dreyfus Investment Portfolios
The Dreyfus/Laurel Funds, Inc.
The Dreyfus/Laurel Funds Trust
The Dreyfus/Laurel Tax-Free Municipal Funds
Dreyfus LifeTime Portfolios, Inc.
Dreyfus Liquid Assets, Inc.
Dreyfus Massachusetts Intermediate Municipal Bond Fund
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Massachusetts Tax Exempt Bond Fund
Dreyfus Midcap Index Fund, Inc.
Dreyfus Money Market Instruments, Inc.
Dreyfus Municipal Bond Fund, Inc.
Dreyfus Municipal Cash Management Plus
Dreyfus Municipal Funds, Inc.
Dreyfus Municipal Money Market Fund, Inc.
Dreyfus New Jersey Intermediate Municipal Bond Fund
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York Municipal Cash Management
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus New York Tax Exempt Intermediate Bond Fund
Dreyfus New York Tax Exempt Money Market Fund
Dreyfus U.S. Treasury Intermediate Term Fund
Dreyfus U.S. Treasury Long Term Fund
Dreyfus 100% U.S. Treasury Money Market Fund
Dreyfus Pennsylvania Intermediate Municipal Bond Fund
Dreyfus Pennsylvania Municipal Money Market Fund
Dreyfus Premier California Municipal Bond Fund
Dreyfus Premier Equity Funds, Inc.
Dreyfus Premier Fixed Income Funds
Dreyfus Premier International Funds, Inc.
Dreyfus Premier GNMA Fund
Dreyfus Premier Municipal Bond Fund
Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
Dreyfus Premier New Leaders Fund, Inc.
Dreyfus Premier New York Municipal Bond Fund
Dreyfus Premier Opportunity Funds
Dreyfus Premier State Municipal Bond Fund
Dreyfus Premier Stock Funds
The Dreyfus Premier Third Century Fund, Inc.
Dreyfus Premier Value Equity Funds
Dreyfus Premier Worldwide Growth Fund, Inc.
Dreyfus Short-Intermediate Government Fund
Dreyfus Short-Intermediate Municipal Bond Fund
The Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund, Inc.
Dreyfus Tax Exempt Cash Management
Dreyfus Treasury Cash Management
Dreyfus Treasury Prime Cash Management
Dreyfus Variable Investment Fund
Dreyfus Worldwide Dollar Money Market Fund, Inc.
General California Municipal Bond Fund, Inc.
General California Municipal Money Market Fund
General Government Securities Money Market Funds, Inc.
General Money Market Fund, Inc.
General Municipal Bond Fund, Inc.
General Municipal Money Market Funds, Inc.
General New York Municipal Bond Fund, Inc.
General New York Municipal Money Market Fund
Mellon Funds Trust

(b)
Name and principal                                                                Positions and Offices
Business address             Positions and offices with the Distributor           with Registrant
-----------------            ------------------------------------------           --------------------
Michael G. Millard *         Chief Executive Officer and Chairman of the Board    None
J. David Officer *           President and Director                               None
J. Charles Cardona *         Executive Vice President and Director                None
James Neiland*               Executive Vice President and Director                None
Irene Papadoulis **          Executive Vice President and Director                None
Prasanna Dhore *             Executive Vice President                             None
Noreen Ross *                Executive Vice President                             None
Richard Sabo ***             Executive Vice President                             None
William H. Maresca *         Chief Financial Officer and Director                 None
Ken Bradle **                Senior Vice President                                None
Stephen R. Byers *           Senior Vice President                                Executive Vice
                                                                                  President
Walter Kress *               Senior Vice President                                None
Matthew Perrone **           Senior Vice President                                None
Bradley J. Skapyak *         Senior Vice President                                None
Bret Young *                 Senior Vice President                                None
Jane Knight *                Chief Legal Officer and Secretary                    None
Stephen Storen *             Chief Compliance Officer                             None
Maria Georgopoulos *         Vice President - Facilities Management               None
William Germenis *           Vice President                                       Anti-Money Laundering
                                                                                  Compliance Officer
Tracy Hopkins *              Vice President                                       None
Donna Impagliazzo *          Vice President                                       None
Mary Merkle *                Vice President                                       None
Paul Molloy *                Vice President                                       None
James Muir *                 Vice President                                       None
Gary Pierce *                Vice President - Finance                             None
David Ray ***                Vice President                                       None
Theodore A. Schachar *       Vice President - Tax                                 None
William Schalda *            Vice President                                       None
James Windels *              Vice President                                       Treasurer
James Bitetto *              Assistant Secretary                                  None
Ken Christoffersen ***       Assistant Secretary                                  None
Ronald Jamison *             Assistant Secretary                                  None
* ** ***	Principal business address is 200 Park Avenue, New York, NY 10166.

Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.

Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206

Item 28.	Location of Accounts and Records

1.	The Bank of New York 100 Church Street New York, New York 10286

2.	Dreyfus Transfer, Inc. 200 Park Avenue New York, New York 10166

3.	The Dreyfus Corporation 200 Park Avenue New York, New York 10166

Item 29.	Management Services Not Applicable

Item 30.	Undertakings None

SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 27th day of April 2004.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

By:/s/Stephen E. Canter* STEPHEN E. CANTER, PRESIDENT

           Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signatures                                 Title                            Date

/s/ Stephen E. Canter*                   President (Principal Executive
Stephen E. Canter                        Officer and Director                       4/27/04

/s/ James Windels*                       Treasurer (Principal Financial
James Windels                            and Accounting Officer)                    4/27/04

/s/ Joseph S. DiMartino*
Joseph S. DiMartino                      Chairman of the Board                      4/27/04

/s/ Gordon J. Davis*
Gordon J. Davis                          Trustee                                    4/27/04

/s/ David P. Feldman*
David P. Feldman                         Trustee                                    4/27/04

/s/ Lynn Martin*
Lynn Martin                              Trustee                                    4/27/04

/s/ Daniel Rose*
Daniel Rose                              Trustee                                    4/27/04

/s/ Philip L. Toia*
Philip L. Toia                           Trustee                                    4/27/04

/s/ Sander Vanocur*
Sander Vanocur                           Trustee                                    4/27/04

/s/ Anne Wexler*
Anne Wexler                              Trustee                                    4/27/04

*BY:  /s/ MICHAEL A. ROSENBERG
      Michael A. Rosenberg
      Attorney-in-Fact

Exhibit Index

(j)	Consent of Independent Audtiors

(p)	Code of Ethics adopted by the Registrant and Registrant's Distributor